UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 11, 2005

                              PARK CITY GROUP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0003718                                               37-1454128
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

           333 Main Street, Suite 300
                 Park City, UT                              84060
    ----------------------------------------              ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                  435-649-2221
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On November 11, 2005, Park City Group, Inc. issued a press release, a copy of which is attached as Exhibit 99.1.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                 Title of Document                  Location
-------------- ---------------------------------------------- ------------------

     99        Miscellaneous
-------------- ----------------------------------------------
    99.1       Public release dated November 11, 2005          Attached



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 11, 2005                          PARK CITY GROUP, INC.

                                                  By:  /s/ Randall K. Fields
                                                     --------------------------
                                                     CEO

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